EXHIBIT 99.2

CERTIFICATION OF PERIODIC REPORT

I, Maria S. Messinger, Vice President, Chief Financial Officer and Secretary of Cortex Pharmaceuticals, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARIA S. MESSINGER
Maria S. Messinger Vice President, Chief Financial Officer and Secretary

Dated: October 11, 2002